UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2004

FelCor Lodging Trust Incorporated

(Exact name of registrant as specified in its charter)

Maryland	1-14236	72-2541756
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

545 E. John Carpenter Freeway, Suite 1300
Irving, Texas	75062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 444-4900

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
Signatures
INDEX TO EXHIBITS
Press Release-Redemption
Press Release-Unsecured Notes
Press Release-Tender Offer

Item 5. Other Events and Regulation FD Disclosure

     This current report on Form 8-K is being filed for the purpose of setting forth certain exhibits.

Item 7. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

               Not applicable.

(b)	Pro forma financial information.

               Not applicable.

(c)	Exhibits.

               The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit
Number	Description of Exhibit
99.1	Press Release, dated May 11, 2004, related to the Redemption of 7⅜% Senior Notes
99.2	Press Release, dated May 11, 2004, related to the Proposed Senior Unsecured Notes Offering
99.3	Press Release, dated May 11, 2004, related to the Tender Offer for 9½% Senior Notes Due 2008

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING TRUST INCORPORATED
Date: May 13, 2004	By:	/s/ LAWRENCE D. ROBINSON
	Name:	Lawrence D. Robinson
	Title:	Executive Vice President, General Counsel and Secretary

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INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit
99.1	Press Release, dated May 11, 2004, related to the Redemption of 7 ⅜% Senior Notes
99.2	Press Release, dated May 11, 2004, related to the Proposed Senior Unsecured Notes Offering
99.3	Press Release, dated May 11, 2004, related to the Tender Offer for 9½% Senior Notes Due 2008